Exhibit 10.32

ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS

————————··———— Space Above This Line for Recorder’s Use ————————

Return To:

Fidelity National Title Group

5565 Glenridge Connector, STE 300

Atlanta, GA 30342

Attn: Charlotte Hayes - cv

STATE OF GEORGIA

COUNTY OF FULTON

ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS AND OPTION RIGHTS

This ASSIGNMENT AND ASSUMPTION OF LEASE DOCUMENTS AND OPTION RIGHTS (this “Agreement”), is made as of this 14th day of July, 2016, by and between WATERTON TENSIDE OWNER, L.L.C., a Delaware limited liability company (“Assignor”), and BR CARROLL TENSIDE, LLC, a Delaware limited liability company. (“Assignee”).

WITNESSETH:

WHEREAS, pursuant to a Bond Resolution (the “Bond Resolution”) adopted by the Atlanta Development Authority, a public body corporate and politic of the State of Georgia (the “Issuer”) on November 20, 2008, and an Indenture of Trust (the “Indenture”) dated as of December 1, 2009, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), the Issuer authorized the issuance of its “The Atlanta Development Authority Taxable Lease Purchase Revenue Bond (Tivoli Tenside Project) Series 2009” to finance a capital project (the “Project”), and on December 30, 2009, the Issuer issued the initial bond, designated “R-1 “, to Assignor in the amount of $70,000,000 (the “Bond”);

WHEREAS, Assignor wishes to assign to Assignee all of its right, title, and interest in and to, and obligations under each of the following documents and agreements executed in connection with the issuance of the Bond: (1) the Lease Agreement dated as of December 1, 2009, between Assignor (as successor in interest to and assignee of Ten Side Holdings, LLC, a Georgia limited liability company (“Ten Side Holdings”), as the original lessee thereunder) and the Issuer and the Memorandum of Lease, dated as of December 29, 2009, between Assignor (as successor in interest to and assignee of Ten Side Holdings, as the original lessee thereunder) and the Issuer, recorded on December 30, 2009, in the Official Records of the Superior Court of Fulton County, Georgia in Deed Book 48667, Page 521 (collectively, the “Lease”), demising the leased premises located in the City of Atlanta, Fulton County, Georgia and described therein and legally described in Exhibit A, attached hereto and incorporated herein by reference (the “Premises”); and (2) the Memorandum of Agreement Regarding Lease Structure and Valuation of Leasehold Interest (Ten Side Holdings, LLC) dated February 9, 2010, among the Issuer, Assi gnor (as successor in interest to and assignee of Ten Side Holdings, as an original party thereto), and Fulton County Board of Assessors (the “Memorandum”) (the Lease and the Memorandum, collectively, the “Lease Documents”); and

WHEREAS, Assignee wishes to assume certain of Assignor’s obligations under the Lease Documents arising from and after the date of this Agreement.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, the parties hereby agree as follows:

1.         Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Lease Documents.

2.         Transfer of Rights and Assumption of Obligations.

(a)         Assignor does hereby absolutely and unconditionally grant, set over, deliver, sell, assign, transfer, and convey to Assignee (1) all of the right, title, interest, remedies, powers, options (including, without limitation, options to purchase the leased premises under the Lease), benefits, and privileges of the “Lessee”, and all, if any, other right, title, interest, remedies, powers, options, benefits, and privileges of Assignor, in, to and under the Lease Documents, together with all right, title and interest of the “Lessee” under the Lease, and all, if any, other right, title and interest of Assignor, in and to the Premises and any and all rights, members and appurtenances thereto (collectively, the “Leasehold Estate”); and Assignor shall warrant and forever defend the right and title to the Leasehold Estate unto Assignee, and the successors, legal representatives and assigns of Assignee, against the claims of all persons whomsoever claiming by, through, or under Assignor but not otherwise.

(b)         Assignee hereby assumes all duties and obligations of the “Lessee” under the Lease Documents arising from and after the date of this Agreement.

3.         Miscellaneous. This Agreement and the rights and obligations of Assignor and Assignee hereunder shall be binding upon and inure to the benefit of Assignor and Assignee und their respective successors, assigns, heirs, executors, administrators, and personal representatives, shall be governed by and construed in accordance with the laws of the State of Georgia, and may not be modified or amended in any manner other than by a written agreement signed by all parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed) sealed and delivered by its duly authorized representative, all effective as of the day and year first written above.

ASSIGNOR:

WATERTON TENSIDE OWNER, L.L.C.,		Signed, Sealed and Delivered in the Presence of:
a Delaware limited liability company

By:	/s/ David R. Schwartz
Name:	David R. Schwartz	Unofficial Witness

Title:	Authorized Signatory

/s/ Carolyn Martha Lagor
Notary Public

My Commission Expires: 5/17/2019

[AFFIX NOTARY SEAL]

ASSIGNEE:

Signed, sealed and delivered in the
Presence of:
/s/ Molly Brown	BR CARROLL TENSIDE, LLC
Unofficial Witness	a Delaware limited liability company

/s/ Dale Pozzi
Notary Public	By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory
(NOTARIAL SEAL)

My commission expires:________

DALE POZZI
NOTARY PUBLIC·STATE OF NEW YORK
No. 01P0627539 7
Qualified In New York County
My Commission Expires January 28, 2017

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot(s) 149 & 150 of the 17TH District, Fulton County, Georgia and being more particularly described as follows:

Beginning at a pk nail set at the southwest end of the mitered intersection of the westerly right-of-way line of Northside Drive (90’ R/W) and the northerly right-of-way line of Tenth Street (60’ R/W) said point being the POINT OF BEGINNING; thence along the northerly right-of-way line of Tenth Street (60’ R!W the following courses and distances: North 89 degrees 35 minutes 01 seconds West a distance of 27 .90 feet to a point; thence, North 89 degrees 34 minutes 09 seconds West a distance of 243.08 feet to a point; thence North 89 degrees 31 minutes 07 seconds West a distance of 149.89 feet to a pk nail set at the intersection of said right-of-way line and the easterly right-of-way line of Watkins street (R/W Varies); thence along the easterly right-of-way line of Watkins Street (R/W Varies) North 02 degrees 59 minutes 27 seconds East a distance of 245.14 feet to a pk nail set at the intersection of said right-of-way line and the southerly right-of-way line of Edgehill Avenue (40’ R/W); thence along the southerly right-of-way line of Edgehill Avenue (40’ R!W) South 84 degrees 28 minutes 25 seconds East a distance of 149.84 feet to a point; thence leaving said right-of-way line North 00 degrees 03 minutes 05 seconds West a distance of 40.33 feet to a point; thence North 00 degrees 05 minutes 47 seconds East, a distance of 107.91 feet to a pk nail set; thence South 89 degrees 42 minutes 31 seconds East a distance of 39.73 feet to a pk nail set; thence North 00 degrees 22 minutes 13 seconds East a distance of 100.06 feet to a pk nail set on the southerly right-of-way line of Eleventh Street (40’ R/W); thence along said right-of-way line the following courses and distances: North 89 degrees 56 minutes 42 seconds East a distance of 142.12 feet to a point; thence South 89 degrees 58 minutes 43 seconds East a distance of 105.45 feet to a pk nail set of the intersection of said right-of-way line and the westerly right-of-way line of Northside Drive (90’ R/W); thence along the westerly right-of-way line of Northside Drive (90’ R/W) the following courses and distances: South 00 degrees 19 minutes 26 seconds West a distance of 147.18 feet to a point; thence South 00 degrees 26 minutes 51 seconds West a distance of 69.53 feet to a point; thence South 00 degrees 32 minutes 10 seconds West a distance of 242.59 feet to a pk nail set; thence South 48 degrees 31 minutes 09 seconds West a distance of 34.07 feet to a pk nail set and the TRUE POINT OF BEGINNING ..